UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2009
LEXARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-132134 (Commission File Number)	20-2000871 (IRS Employer Identification No.)
#604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
Registrant's telephone number, including area code: (604) 602-1675
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Director

On September 9, 2009, Dr. David DeMartini has been appointed as Director for the Company.

Dr. DeMartini is a recognized expert in several geophysical fields including seismic “bright spot” data analysis.  He held various senior positions at the Shell Bellaire Research Center in Houston, Texas from 1980 through 1998.  Dr. DeMartini was inducted to the Offshore Energy Center Hall of Fame as a Technology Pioneer last year and was for several years a member of the Dean’s Advisory Council for the College of Mathematical and Physical Sciences at The Ohio State University from which he received a PHD in Physics following his B.S. in Physics cum laude from the University of Notre Dame.  Dr. DeMartini is a through investigator and prolific author, having contributed to 19 public domain publications and many more proprietary to Shell.

Item 9.01  Financial Statements and Exhibits

99.1  News Release dated September 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 9, 2009

(Signature)	Lexaria Corp. By: “/s/ Chris Bunka” Chris Bunka President & CEO